

Renters

Poor credit keeping you out of an apartment?

WeCosign™ doesn't care about your credit score. Let us evaluate your situation with a common sense, real world approach. WeCosign believes that you deserve to live in the apartment that you select.

Apply now

(1) Fill out the below application and include your $100.00 application fee. (This fee is fully refundable, if you are not approved) (2) Agree to the terms and conditions of our disclosure agreement by checking the appropriate box below.(3) Let us evaluate and approve your application

(4) Move into the apartment or rental home of your choice with us as your cosigner !

Questions toll free 1.877.556.6807 Mon-Friday 9:00 A.M 5;30 P.M. P.S.T.



Wecosign Affiliate	Corporate
First Name	
Last Name	
Current Address	
City	
State	-- Select your State --
Zip Code	
Home Phone	
Cell Phone	
Email	
Social Security Number	

Date of Birth	
Drivers License Number	
License State	-- Select Your State --
What Best Describes Your Current Living Arrangements	-- Please Choose One --
Job Title/Position	
Company/Employer	
Employer Address	
Employer Address2	
City	
State	-- Select the State --
Zip Code	
Work Phone Number	
Fax Number	
Supervisor/Contact Name	
How Long Have You Been At Current Job?	
Previous Employer/Company (If less than 2 years with current employer)	
Previous Employer Address	
Previous Employer Address 2	
City	
State	-- Select the State --
Zip Code	
How Long Were You Employed Here?	
Gross Monthly Employment Income	
Current Additional Monthly Income	
Source Of Additional Income	
Total Monthly Income	
Proposed rent at new home	

Other Monthly Expenses	
Can you afford the new rent?	☐ Yes ☐ No
Do you have a checking account?	☐ Yes ☐ No
Name Of Bank	
Bank Address	
Bank City	
Bank State	-- Select Your State --
Bank ZipCode	
Bank Phone	
Do you have a Co-Applicant?	☐ Yes ☐ No

--DISCLOSURE AGREEMENT --

Please acknowledge acceptance:	☐ I have read and agree to the terms and conditions of the disclosure agreement.

Credit Card Information:

First Name	
Last Name	
Exp. Month / Exp. Year	/ (mm/yyyy)
Card Type	--Select--
Card Number	
Credit Card Security Code	
Billing Address	
Billing City	
Billing State	-- Select a State --
Billing Zip	
Billing Country	-- Select a County --

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